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                    SUPPLEMENT NO. 1 DATED NOVEMBER 26, 2002
                                       TO
              STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2002
                                       FOR
                      STATE STREET RESEARCH TAX-EXEMPT FUND
               A SERIES OF STATE STREET RESEARCH TAX-EXEMPT TRUST

On November 15, 2002, the Trust and Strong Capital Management, Inc. ("SCM") entered into an Interim Advisory Agreement pursuant to which SCM is now the investment adviser to the Fund.

The following is added subsequent to the section titled "Portfolio Diversification" at page I, 1-4 of the Statement of Additional Information.

F.       CASH MANAGEMENT

The Fund may invest directly in cash and short-term fixed income securities, including, for this purpose, shares of one or more money market funds managed by Strong Capital Management (the "Adviser") subject to certain restrictions under the Investment Company Act of 1940. The Adviser will not receive advisory fees from the Strong Money Funds as to such investments in the Strong Money Funds by the Fund (but will receive its advisory fee from the Fund). The Adviser's affiliate Strong Investor Service's Inc. will not receive administrative or transfer agent fees as to such investments in the Strong Money Funds from either the Fund or the Strong Money Funds. The Strong Money Funds seek current income, a stable share price of $1.00 and daily liquidity. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Strong Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share.